4th Quarter Fiscal 2016 Results Conference Call August 24, 2016 Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 4, 2015, our Quarterly Report on Form 10-Q filed with the SEC on May 27, 2016 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 13 through 19 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Participants and Agenda Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Agenda Introduction and Q4-16 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A

Q4-16 Overview and Highlights

Financial charts - $ in millions, except earnings per share amounts

Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year compared to 13 weeks in Q4-15



Contract Revenues
$789.2
$578.5
Q4-15
Q4-16



Non-GAAP Adjusted Diluted EPS
$1.64
$0.97 *
Q4-15
Q4-16

- **Strong demand and revenue growth**
  - Contract revenues of $789.2 million in Q4-16 compared to $578.5 million in Q4-15. Organic growth of 20.0% excluding contract revenues of acquired businesses not included for the entire period of Q4-16 and Q4-15 and adjusting for the additional week of operations as a result of our fiscal calendar.
- **Strong operating performance**
  - Non-GAAP Adjusted EBITDA of $126.0 million, or 16.0% of revenues in Q4-16, compared to $88.5 million, or 15.3% in Q4-15
  - Non-GAAP Adjusted Diluted EPS increased to $1.64 in Q4-16 compared to $0.97 diluted earnings per share in Q4-15
- **Acquired certain assets of Goodman Networks and NextGen Telecom for aggregate cash purchase price of $108.4 million during Q4-16**
- **Strong balance sheet and robust liquidity. Operating cash flows of $182.5 million during Q4-16**

See "Regulation G Disclosure" slides 13-19 for a reconciliation of GAAP to Non-GAAP financial measures.

* Q4-15 diluted earnings per share is on a GAAP basis as there were no Non-GAAP adjustments to Q4-15.

4

5 Industry increasing network bandwidth dramatically  Major industry participants deploying significant wireline networks  Newly deployed networks provisioning 1 gigabit speeds; speeds beyond 1 gigabit envisioned  Industry developments have produced opportunities which in aggregate are without precedent Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this industry standard accelerated  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally Calendar 2016 performance to date and outlook clearly demonstrate we are currently in the early stages of a massive investment cycle in wireline networks Dycom’s scale, market position and financial strength position it well as opportunities continue to expand Industry Update

6 Revenue Highlights  Q4-16 organic growth of 20.0%, seventh straight quarter with double digit organic growth  Revenues from Q4-16 Top 5 customers increased 44.0% organically. All other customers decreased 18.5% organically.  Top 5 customers in each period represented 73.9% of revenues in Q4-16 compared to 64.3% in Q4-15  Significant organic growth in Q4-16 from several key customers: See “Regulation G Disclosure” slides 13-19 for a reconciliation of GAAP to Non-GAAP financial measures. Organic growth over the last 7 quarters reflects Dycom’s continued ability to gain share and expand geographic reach, meaningfully increasing the long-term value of our maintenance business  AT&T 82.9%  Comcast 45.3%  Verizon 67.7%  Windstream 32.0% *Organic % growth (decline) adjusted for additional week in Q4-16 * *

7 Customers Description Area Approximate Term (in years) AT&T Wireless Construction Services California, Nevada, Arizona, Texas, Kentucky, Georgia, Florida 3 Construction and Maintenance Services Kentucky, Tennessee 3 Engineering Services Texas 3 Comcast Construction and Maintenance Services Michigan, Maryland, Virginia, Florida 3 Windstream Construction Services Nebraska 2 Charter Construction & Maintenance Services Texas, Missouri, Illinois, Kentucky, Tennessee, Alabama 1 Various Construction – CAF II Colorado, South Dakota, Minnesota, Wisconsin, Nebraska, Pennsylvania, West Virginia, Virginia, Tennessee, North Carolina 1 Backlog and Awards Notes: Our backlog represents the estimated amounts under master service agreements and other contractual agreements, including long-term contracts, for services projected to be performed over the terms of the contracts and is based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions Financial charts - $ in millions

8 As a % of Revenues 15.3% 16.0%  Revenues of $789.2 million and organic growth of 20.0% adjusting for $53.2 million for the additional week of operations as a result of our fiscal calendar. Revenues from acquired businesses contributed $44.8 million in Q4-16 and $2.4 million in Q4-15.  Non-GAAP Adjusted EBITDA increased to 16.0% of revenue in Q4-16 compared to 15.3% in Q4-15  Gross margin % increased 34 basis points and Non-GAAP G&A decreased 42 basis points from improved performance and operating leverage on our increased scale  Non-GAAP Adjusted Diluted EPS of $1.64 in Q4-16 compared to $0.97* diluted EPS in Q4-15 Financial Highlights See “Regulation G Disclosure” slides 13-19 for a reconciliation of GAAP to Non-GAAP financial measures. * Q4-15 diluted earnings per share is on a GAAP basis as there were no Non-GAAP adjustments to Q4-15. Financial charts - $ in millions, except earnings per share amounts * Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year compared to 13 weeks in Q4-15

9 Strong balance sheet and liquidity Liquidity Overview (a) During Q4-16, the Company adopted of FASB’s ASU 2015-03 which reclassified approximately $1.2 million in debt issuance costs in both Q3-16 and Q4-16 from other assets to a contra-liability associated with the Company’s Senior Convertible Notes. (b) Availability on Revolver presented net of $57.7 million and $57.6 million for outstanding L/C’s under the Senior Credit Agreement at Q3-16 and Q4-16, respectively. Financial tables - $ in millions Robust operating cash flows * Amounts may not add due to rounding. Total days sales outstanding (“DSO”) is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, (“CIEB, net”) divided by average revenue per day during the respective quarter (Q4-16 contained 98 days while Q3-16 contained 91 days).  Liquidity exceeds $426 million at the end of Q4-16 consisting of availability under our Credit Facility and cash on hand  During Q4-16, reduced borrowings on credit agreement by $17.8 million to $346.3 million  Robust operating cash flows of $182.5 million during Q4-16  Total cash paid for acquisitions of $108.4 million during the quarter  Cap-ex, net of disposals was $43.2 million  DSO improved by 11 days contributing to strong operating cash flows *

Q1-2017 Outlook

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues)

	Q1-2016 Included for comparison	*Q1-2017 Outlook and Commentary*	
Contract Revenues	$ 659.3	**$780 - $810**	➤ Broad range of demand from several large customers ➤ Robust 1 gigabit deployments, cable capacity projects and CAF II accelerating, core market share growth ➤ Total revenue expected to include approximately $55.0 million in Q1-17 compared to $29.9 million in Q1-16 from businesses acquired in Q1-16 and Q4-16 ➤ For the fiscal year of 2017, recently acquired operations of Goodman Networks expected to produce revenues of approximately $100 million
Gross Margin %	23.1%	Gross Margin % which increases slightly from Q1-16	➤ Solid mix of customer growth opportunities
G&A Expense %	7.8%	G&A as a % of revenue in-line with Q1-16	➤ G&A as a % of revenue supports our increased scale
Share-based compensation	$ 4.5	$ 5.7	➤ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 27.4	$35.0 - $35.7	➤ Depreciation reflects cap-ex supporting growth and maintenance ➤ Includes amortization of approximately $6.2 million in Q1-17 compared to $4.8 million in Q1-16
Non-GAAP Adjusted Interest Expense	$ 7.4	Approximately $ 4.5	➤ Includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest. Q1-16 also included interest on 7.125% Notes previously outstanding. ➤ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.3 million in Q1-17 compared to $1.8 million in Q1-16
Other Income, net	$ 1.5	$ 0.2 - $ 0.6	➤ Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer's supplier payment program
Loss on debt extinguishment	$16.3	$ -	➤ Q1-16 included pre-tax charge of $16.3 million for loss on debt extinguishment in connection with the redemption of the 7.125% senior subordinated notes
Non-GAAP Adjusted EBITDA %	16.0%	Non-GAAP Adjusted EBITDA % in-line or better than the Q1-16 result	***Adjusted EBITDA amount increases from revenue growth and strong operating performance***
Diluted Earnings per Share	$ 1.24	Non-GAAP Adjusted Diluted EPS **$ 1.55 - $ 1.70**	➤ Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Senior Convertible Notes. See slide 18 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share ➤ Effective tax rate of approximately 37.5% during Q1-17
Diluted Shares	33.9 million	32.2 million	

See "Regulation G Disclosure" slides 13-19 for a reconciliation of GAAP to Non-GAAP financial measures.

10

Looking Ahead to Q2-2017

Financial table- $ in millions (% as a percent of contract revenues)

	Q2-2016 Included for comparison	Q2-2017 Outlook and Commentary	
Contract Revenues	$ 559.5	Total revenue growth % in high teens or slightly better as a % of revenue compared to Q2-16	➢ Expectation of normal winter weather patterns ➢ Broad range of demand from several large customers ➢ Robust 1 gigabit deployments, cable capacity projects and CAF II accelerating, core market share growth ➢ Total revenue expected to include approximately $20.0 million in Q2-17 from businesses acquired in Q4-16 compared to none in Q2-16
Gross Margin %	19.5%	Gross Margin % which increases from Q2-16	➢ Solid mix of customer growth opportunities ➢ Q2 margins display impacts of seasonality including: * inclement winter weather * fewer available workdays due to holidays * reduced daylight work hours * restart of calendar payroll taxes
G&A Expense %	8.4%	G&A as a % of revenue in-line with Q2-16	➢ G&A as a % of revenue supports our increased scale
Share-based compensation	$ 4.2	$ 5.2	➢ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 29.9	$35.5 - $36.2	➢ Depreciation reflects cap-ex supporting growth and maintenance ➢ Includes amortization of approximately $6.1 million in Q2-17 compared to $4.7 million in Q2-16
Non-GAAP Adjusted Interest Expense	$ 3.7	Approximately $ 4.3	➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.4 million in Q2-17 compared to $4.1 million in Q2-16
Other Income, net	$ 1.1	$ 0.2 - $ 0.7	➢ Other income, net primarily includes gain (loss) on sales of fixed assets and discount charges related to non-recourse sales of accounts receivable in connection with a customer's supplier payment program
Non-GAAP Adjusted EBITDA %	11.9%	Non-GAAP Adjusted EBITDA % which increases from Q2-16	***Adjusted EBITDA increases from revenue growth and improved operating performance***

See "Regulation G Disclosure" slides 13-19 for a reconciliation of GAAP to Non-GAAP financial measures.

11

12 Conclusion Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses with overall cable capital expenditures, new build opportunities, and capacity expansion projects increasing  Connect America Fund (“CAF”) II projects in planning, engineering, and construction, with activity accelerating. We are executing meaningful assignments from one recipient for fixed wireless deployments  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business Encouraged that industry participants are committed to multi-year capital spending initiatives which in most cases are meaningfully accelerating and expanding in scope

Appendix: Regulation G Disclosure

DYCOM

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
Non-GAAP Organic Contract Revenue
Unaudited
($ in millions)

	Contract Revenues	NON-GAAP ADJUSTMENTS: *Revenues from businesses acquired*	NON-GAAP ADJUSTMENTS: *Additional week as a result of our 52/53 week fiscal year*	Non-GAAP Organic Contract Revenues	Revenue Growth (Decline) %: GAAP %	Revenue Growth (Decline) %: Non-GAAP - Organic %
Q4-16 Organic Growth:						
Q4-16	$ 789.2	$ (44.8)	$ (53.2)	$ 691.2	36.4%	20.0%
Q4-15	$ 578.5	$ (2.4)	$ -	$ 576.1		
Prior Quarters Prior Quarters Organic Growth (Decline):						
Q3-16	$ 664.6	$ (30.8)	$ -	$ 633.9	35.0%	28.7%
Q3-15	$ 492.4	$ -	$ -	$ 492.4		
Q2-16	$ 559.5	$ (32.9)	$ -	$ 526.6	26.8%	19.4%
Q2-15	$ 441.1	$ -	$ -	$ 441.1		
Q1-16	$ 659.3	$ (39.5)	$ -	$ 619.7	29.2%	21.9%
Q1-15	$ 510.4	$ (1.9)	$ -	$ 508.5		
Q4-15	$ 578.5	$ (11.8)	$ -	$ 566.7	20.0%	18.2%
Q4-14	$ 482.1	$ (2.8)	$ -	$ 479.3		
Q3-15	$ 492.4	$ (8.9)	$ -	$ 483.4	15.5%	13.4%
Q3-14	$ 426.3	$ -	$ -	$ 426.3		
Q2-15	$ 441.1	$ (9.5)	$ -	$ 431.5	12.9%	10.5%
Q2-14	$ 390.5	$ -	$ -	$ 390.5		
Q1-15	$ 510.4	$ (10.1)	$ -	$ 500.3	(0.5)%	(2.4)%
Q1-14	$ 512.7	$ -	$ -	$ 512.7		

Use of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19.

13

14 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. Appendix: Regulation G Disclosure Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in Q4-15, Q1-16 and Q2-16 presented herein

15 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue – certain customers Unaudited ($ in millions) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. Appendix: Regulation G Disclosure

16 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. Appendix: Regulation G Disclosure Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year

17 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. Appendix: Regulation G Disclosure GAAP Reconciling Item Adjusted Non-GAAP Contract revenues 659,268$ -$ 659,268$ Cost of earned revenues, excluding depreciation and amortization 506,978 - 506,978 General and administrative expenses 51,464 - 51,464 Depreciation and amortization 27,449 - 27,449 Total 585,891 - 585,891 Interest expense, net (9,131) 1,780 (7,351) Loss on debt extinguishment (16,260) 16,260 - Other income, net 1,469 - 1,469 Income before income taxes 49,455 18,040 67,495 Provision for income taxes 18,631 6,837 25,468 Net income 30,824$ 11,203$ 42,027$ Diluted earnings per share 0.91$ 0.33$ 1.24$ Shares used in computing Diluted EPS (in 000's): 33,887 33,887 Three Months Ended October 24, 2015 Q1-16 For Comparison purposes for slides 10 and 11

18 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Diluted Earnings per Common Share Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 19. (a) Guidance for Diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending October 29, 2016 were computed using approximately 32.2 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.3 million in pre-tax interest expense during the three months ending October 29, 2016 for non-cash amortization of the debt discount associated with its 0.75% Senior Convertible Notes. The Company excludes the effect of this non-cash amortization in its Non- GAAP financial measures. Outlook for the Three Months Ending October 29, 2016 (a) Diluted earnings per common share $1.47 - $ 1.62 Adjustment After-tax non-cash amortization of debt discount (c) $ 0.08 Non-GAAP Adjusted Diluted Earnings per Common Share $1.55 - $ 1.70 Appendix: Regulation G Disclosure

19 Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods and adjusted for the additional week in Q4-16 as a result of our 52/53 week fiscal year. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items, and "Non-GAAP Adjusted Diluted Earnings per Common Share" as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s 0.75% senior convertible notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the notes represents a debt discount. The debt discount will be amortized over the term of the notes but will not result in periodic cash interest payments. During the three months ended October 24, 2015, January 23, 2016, April 23, 2016, and July 30, 2016 the Company recognized approximately $1.8 million, $4.1 million, $4.2 million and $4.6 million, respectively, in pre-tax interest expense for non-cash amortization of the debt discount associated with the Notes. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment - The Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes during the first quarter of fiscal 2016. Management believes excluding the loss on debt extinguishment from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Acquisition transaction related costs – The Company incurred costs of approximately $0.7 million in connection with the acquisition of Goodman Networks during the fourth quarter of fiscal 2016. The exclusion of the acquisition transaction related costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impact of adjusted results - The tax impact of the adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending July 30, 2016 was calculated using an effective tax rate used for financial planning and forecasting future results. Appendix: Regulation G Disclosure

4th Quarter Fiscal 2016 Results Conference Call August 24, 2016